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                                                                  EXHIBIT 10.2


                          EQUIPMENT SUPPORT SUBCONTRACT


This Agreement, consisting of this Equipment Support Subcontract along with Schedules A through G, is between OLIVETTI CANADA LIMITED ("OCL"), a Canadian corporation, with corporate headquarters at 2235 Sheppard Ave. E., Suite 1200, North York, Ontario and MAI CANADA LIMITED, ("MAI"), a Canadian corporation, with corporate headquarters at 691 Denison Street, Markham, Ontario, and is effective on February 21, 1997 ("Effective Date").

1.       PURPOSE

         MAI sells computers and computer systems and provides service for the equipment it sells to its customers. As part of that business, MAI provides warranty service for many of the products it sells and has also entered into contracts with many of its customers to provide maintenance, repair, and related services for these products. In order to provide these services, MAI employs a number of computer service technicians working out of a number of field offices throughout Canada. MAI is planning to discontinue its current field service operations and needs a company with a qualified field service organization to perform the field service portion of MAI's contracts with its customers. OCL is also in the business of selling computers and computer systems and also maintains a computer service field organization throughout Canada. OCL has agreed to provide MAI with computer field service throughout Canada under the terms and conditions set forth in this agreement.


2.       APPLICATION OF AGREEMENT

         This Agreement is intended to cover not only the provision of computer field service operations under those contracts MAI has with its customers as of the Effective Date of this Agreement ("Existing Customer Agreements"), but contracts MAI enters into with its customers after the Effective Date as well ("New Customer Agreements"). However, the terms under which OCL will provide services related to Existing Customer Agreements differ in some respects from those under which it will provide services related to New Customer Agreements.

         Schedules A through E define the services OCL will perform and the manner in which MAI will support OCL and pay OCL for those services with respect to New Customer Agreements. Schedule F identifies the ways in which the treatment of these same issues will differ with respect to Existing Customer Agreements.

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3.       EXCLUSIVITY/RIGHT TO BID

         This Agreement is intended to establish an exclusive relationship whereby OCL will provide all of MAI's Maintenance Service needs (for both Warranty Service and Contract Service) under Existing Customer Agreements. MAI agrees to have OCL provide all its field service requirements of this type under the Existing Customer Agreements and that it will not perform those obligations itself or contract with any other person or entity to provide such requirements so long as this Agreement is in force.

         MAI further agrees that with respect to all of its other Equipment Support needs it may have during the term of this Agreement, it shall, at a minimum, provide OCL with the opportunity to bid on the provision of such services. MAI (or its affiliate MAI Systems Corporation) further agrees to provide the use of office space and access to MAI's existing office equipment (telephones, copiers, fax machine, etc.) for OCL employee(s) to work at an MAI facility to serve as an account contact and to respond to requests for bids from MAI. OCL agrees to reimburse MAI for long distance telephone charges incurred by such employee(s).


4.       MAI EMPLOYEES

         a. MAI shall terminate the employment of those MAI employees identified by name and title on Schedule G (the "Target Employees") effective February 20, 1997.

         b. Prior to the Effective Date, OCL will offer employment to the Target Employees on the following terms:

                  (1) a salary or hourly wage no less than that being paid to the Target Employee by MAI,

                  (2) OCL's normal terms and conditions of employment for similar employees,

                  (3) treatment of the Target Employees' credited years of service with MAI (as shown on Schedule G) as service with OCL,

                  (4) OCL agrees not to layoff any Target Employees identified on Schedule G as managers during the twelve (12) month period beginning on the Effective Date. This shall not prohibit OCL from terminating such employees for cause, and

                  (5) OCL's offer of employment to a Target Employee shall be contingent on that Target Employee agreeing to transfer his or her accrued vacation balance to OCL instead of having the value of that balance paid in cash by MAI upon termination of employment. MAI agrees to reimburse OCL for


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                           the value of all vacation balances transferred to OCL
                           by Target Employees (the "Transferred Total"). This reimbursement shall be made beginning March 1, 1997 in monthly payments equal to the greater of
                           (i)one-twelfth (1/12) of the Transferred Total or
                           (ii)the actual value of transferred vacation balances taken by Target Employees in the prior month. MAI agrees to indemnify OCL against any claims arising from this provision on transferring vacation balances in accordance with the provisions of Section 13(a) of this Agreement.

         c. The parties acknowledge that the success of this agreement is partly dependent on most of the Target Employees agreeing to go to work for OCL. Should either party feel that this agreement will not be successful as a result of a significant number of the Target Employees not accepting OCL's offered employment (either because of the number of such non-accepting Target Employees or their location or identity), then that party shall be entitled to terminate this Agreement effective as of the Effective Date by notice to the other party. Such notice must be delivered no later than February 25, 1997 to be effective.

                  In the event of termination as provided in this section, the parties agree to cooperate to place both parties back in the position each would have been in had the Agreement never gone into effect, for example by transferring parts back to MAI and working together to reinstate the Target Employees as MAI employees. MAI shall be responsible for paying wages and providing benefits during the time those Target Employees who accepted employment with OCL were OCL employees and/or reimbursing OCL for any such employment costs incurred by it during this period, but shall have no other obligation to OCL for its provision of Maintenance Service during this period.

         d. The parties acknowledge that it is likely that if OCL needs to incorporate more than twenty-seven and one-half (27 1/2) Target Employees into OCL's current workforce, it may need to layoff some number of Customer Service Engineers. If there are more than twenty-seven and one-half (27 1/2) Target Employees listed on Schedule G, MAI agrees to pay OCL Thirty Thousand Dollars ($30,000) (CDN) for each Target Employee ($15,000 for 1/2 an employee) in excess of twenty-seven and one-half (27 1/2) to help offset the cost of these anticipated layoffs. This amount shall be paid to OCL in twelve equal monthly payments beginning on March 15, 1997.

         e. In the event of a full or partial termination of this Agreement by either party pursuant to the terms of this Agreement for any reason at any time prior to the end of the initial term of this Agreement, the parties agree as follows:

                  (1) OCL shall terminate the employment of as many of the Target Employees as it deems appropriate in light of the amount of business being lost by it as a result of the full or partial termination of this Agreement.



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                  (2)      MAI will offer employment to the Target Employees
                           being terminated by OCL on account of the full or partial termination of this Agreement on the following terms:

                           a) a salary or hourly wage no less than that being paid to the Target Employee by OCL,

                           b) MAI's normal terms and conditions of employment for similar employees,

                           c) treatment of the Target Employees' credited years of service with OCL as service with MAI.

                  (3) MAI shall, at its option, be entitled to solicit for hire any Target Employees not being terminated by OCL, without regard to the provisions of Section 14, Non-Solicitation of Employees.

         f. MAI has decided to retain its field service engineers in British Columbia as its own employees rather than outsourcing that part of its operation to OCL. However, as part of this agreement OCL will manage the work and operations of those MAI employees and provide them with parts and other support necessary for them to operate efficiently. MAI will be responsible for providing these employees with any necessary equipment, facilities and tools and will be responsible for the hiring, firing and discipline of these employees.

         g. The provisions of this section are intended solely for the benefit of MAI and OCL and are not intended to create or expand any rights, as third party beneficiaries or otherwise, of any other person, including without limitation any of MAI's employees. Nothing in this section shall be deemed to create any additional rights to severance compensation for the Target Employees who accept employment with OCL.


5.       SOFTWARE LICENSE

         MAI either owns or has the right to license certain software (including diagnostic programs) which is either necessary or desirable to use in providing Equipment Support (the "Software"). Subject to the terms and conditions of this Agreement MAI hereby grants to OCL a non-exclusive license to access and use the Software as OCL determines appropriate in performing its responsibilities under this Agreement and only under this Agreement. OCL shall be permitted to make copies of the Software as it deems appropriate for use in performing its obligations under this Agreement.


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         OCL acknowledges that the Software is licensed, not sold, to it solely for the purpose of performing its obligations under this Agreement. OCL further acknowledges that the Software is "Confidential" and subject to the provisions of Section 16, Non-Disclosure, of this Agreement. OCL acknowledges that it is not permitted, nor shall it permit anyone else, under any circumstances, to decode, reverse engineer, decompile, or disassemble the Software.

6.       OCL RESPONSIBILITIES

         During the term of this Agreement, OCL will:

         a. provide Equipment Support in Canada in the manner identified in Schedules A & F;

         b. maintain sufficient fully trained, competent and qualified maintenance personnel to perform the Equipment Support required by this Agreement;

         c. perform the obligations imposed on it with respect to Parts in Schedules C & F, and

         d. except as permitted by this Agreement not enter into direct Contract Service or Equipment Support agreements with any MAI End Users pertaining to equipment which is the subject of a service agreement with MAI.


7.       MAI RESPONSIBILITIES

         During the term of this Agreement, MAI will:

         a. order Equipment Support from OCL in the manner identified in Schedules A & F;

         b. pay for Equipment Support rendered by OCL in the manner identified in Schedules B & F;

         c. perform the obligations imposed on it with respect to Parts in Schedule F; and

         d. provide OCL with the Technical Support necessary to permit it to provide Equipment Support as identified in Schedule D.


8.       DEFINITIONS

         For the purposes of this Agreement the following terms shall have the following meanings:


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         a.       "Contract Service" means performing Maintenance Service
                  pursuant to a contract with the End User in which the End User pays MAI for its agreement to provide such service.

         b. "Equipment Support" means performing any one or more of the following types of service on the Equipment:

                  (1) Maintenance Service, (which includes both Contract Service and Warranty Service)

                  (2)      Installation Service, or

                  (3)      Time and Materials Service

                  as those terms are defined in the Schedules to this Agreement.

         c. "Existing Customer Agreement" means a contract between MAI and its customer which is in effect on the Effective Date of this Agreement and also means any subsequent renewal of such an Agreement on substantially the same terms and conditions as are in effect on the Effective Date of this Agreement.

         d.       "Location" means a site where Equipment is installed.

         e.       "New Customer Agreement" means

                  (1) a contract between MAI and its customer which was not in effect on the Effective Date of this Agreement, or

                  (2) an Existing Customer Agreement which is renewed after the Effective Date of this Agreement on terms and conditions substantially different than those in effect on the Effective Date of this Agreement.

                  MAI and OCL may agree in writing to continue to treat an Existing Customer Agreement which is renewed after the Effective Date of this Agreement on terms and conditions different than those in effect on the Effective Date of this Agreement as an Existing Customer Agreement despite the changes in terms and conditions.

         f. "Parts" means any modules, subassemblies, boards, components and related materials of an item or unit of the Equipment.

         g. "Service City" means those cities in which OCL maintains a service office. Schedule E lists OCL's present Service Cities.



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         h.       "Warranty Service" means performing Maintenance Service in fulfillment of a warranty given to the End User in connection with the purchase of the Equipment.

         In addition, capitalized terms not defined in this section shall have the meanings stated in the text of this Agreement.


9.     TERM

         This Agreement shall take effect on the Effective Date, regardless of when it is signed. Unless sooner terminated in accordance with the terms of this Agreement, this Agreement shall have an initial term of five (5) years ("Initial Term") and shall automatically be extended for successive one (1) year periods thereafter. Either party may terminate this Agreement at the end of the Initial Term or at the end of any subsequent annual renewal upon not less than one hundred eighty (180) days prior written notice.


10.      WARRANTY

         OCL warrants that all Equipment Support provided by it pursuant to this Agreement will be performed in a competent and workmanlike manner. This warranty is in lieu of all warranties, express or implied, which may be deemed applicable to the subject matter of this agreement including, but not limited to, any implied warranties of merchantability and fitness for a particular purpose.


11.      LIMITATION OF LIABILITY

         NEITHER PARTY SHALL BE ENTITLED TO RECOVER ANY OF THE FOLLOWING TYPES OF DAMAGES FROM THE OTHER IN CONNECTION WITH ANY CLAIM RELATED TO THIS AGREEMENT, REGARDLESS OF WHETHER THAT CLAIM IS BASED IN TORT, CONTRACT OR OTHERWISE:

         (1) THE LOSS OF OR THE COST OF RECONSTRUCTING DATA STORED ON DISK FILES, TAPES, OR MEMORIES, EXCEPT AS PART OF A CLAIM FOR INDEMNIFICATION PURSUANT TO SECTION 13, BELOW(1),

         (2)      LOSS OF GOODWILL,

         (3)      INCIDENTAL DAMAGES,

         (4)      CONSEQUENTIAL DAMAGES,


--------
(1) MAI agrees to continue to include a limitation of liability provision substantially similar to Section 13 of its current Services Agreement form contract (see Appendix F-2) in future services agreements with Customers.



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         (5)      PUNITIVE DAMAGES,

         (6)      ANY FORM OF INDIRECT DAMAGES OF ANY NATURE, OR

         (7) DAMAGES FOR PERSONAL INJURY OR PROPERTY DAMAGE EXCEPT TO THE EXTENT CAUSED BY THE NEGLIGENCE OF THAT PARTY OR ITS EMPLOYEE.


12.      INDEMNIFICATION

         a. MAI agrees to defend, indemnify and save OCL harmless from and against any and all claims, suits, or proceedings brought against it and in any way relating to either the allegedly negligent or wrongful acts or omissions of MAI, or the products sold by MAI covered by this Agreement and from the costs, expenses and damages incurred by OCL in connection with such claims, suits and proceedings. OCL agrees to promptly notify MAI of any claim as to which indemnification is sought, cooperate fully in the defense of such claim, and permit MAI or its insurance carrier to control the defense and settlement of such claim.

         b. OCL agrees to defend, indemnify and save MAI harmless from and against any and all claims, suits, or proceedings brought against it and in any way relating to allegedly negligent or wrongful acts or omissions of OCL, and from the costs, expenses and damages incurred by MAI in connection with such claims, suits and proceedings. MAI agrees to promptly notify OCL of any claim as to which indemnification is sought, cooperate fully in the defense of such claim, and permit OCL or its insurance carrier to control the defense and settlement of such claim.


13.      INSURANCE

         Each party represents and warrants to the other that it has and will maintain liability insurance coverage throughout the Term of this Agreement, in an amount appropriate in light of the potential liability created by this Agreement.


14.      NON-SOLICITATION OF EMPLOYEES

         From the Effective Date until six (6) months after the termination of this Agreement MAI shall not, directly or indirectly, hire or solicit for hire any OCL employee connected with performance under this Agreement without OCL's prior written approval. This section shall not prevent MAI from soliciting or hiring any OCL employee after such employee's employment with OCL has been ended through no involvement by MAI. It is further agreed that the damages as a result of a breach of this provision would be difficult to measure and that the amount of One Hundred Thousand ($100,000.00) Dollars (CDN) is a good approximation of the damages that would be caused by one violation of this


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         provision and should be payable as liquidated damages in the event of a breach of this provision.

         This paragraph shall not apply to prevent MAI from hiring or attempting to hire the Target Employees following a full or partial termination of this Agreement by MAI pursuant to the terms of this Agreement.


15.      NON-DISCLOSURE

         a. Both parties agree that any information disclosed to it by the other party in connection with this Agreement which has been designated in writing as "Confidential" (including information disclosed orally and identified in writing as "Confidential" within ten (10) days after the initial oral disclosure) shall be treated as such. Additionally, all information provided by MAI to OCL in connection with requests for bids or proposals for Equipment Support, including the identity of MAI's customers and their service requirements, shall be deemed "Confidential" whether or not it is so identified. Each agrees that with respect to such information it will:

                  (1) not disclose such information to third parties without the written consent of the other,

                  (2) use such information solely for the purposes of this Agreement,

                  (3) treat such information of the other with a degree of care which is reasonably calculated to protect such information from disclosure (but in any event with at least the same degree of care as it treats its own confidential information),

                  (4) inform its employees, agents or authorized representatives of the confidential or proprietary nature of such information, and

                  (5) direct such persons to comply with the terms of this Agreement.

                  Either party may bring an action in equity to foreclose violations of this section through injunctive relief.

         b. The following types of information shall not be considered "Confidential" information subject to the restrictions of this provision:

                  (1) Information in the possession of or known to the receiving party on the date of receipt,


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                  (2)      Information in the public domain at the time of its
                           disclosure or which enters the public domain after such disclosure through no fault of the receiving party,

                  (3) Information independently developed by the receiving party, its employees, agents or representatives without reference to the other party's confidential information,

                  (4) Information made available to the receiving party, its employees, agents or representatives by a third party having a right to do so, or

                  (5) Information ordered disclosed pursuant to judicial or other lawful governmental action, provided, that the party receiving such request gives prompt written notice of the request to the other party.

         c. MAI acknowledges that OCL's business includes the design, development and servicing of products for the computer-based industry, and nothing in this Agreement shall preclude or in any way impair OCL's engaging or continuing to engage in that business.

         d. The non-disclosure obligations imposed by this Agreement shall continue in force for so long as the information is maintained as confidential by the disclosing party and for a minimum period of three (3) years from the date of first disclosure, regardless of any termination of this Agreement.


16.      RELATIONSHIP BETWEEN PARTIES

         OCL shall perform its duties under this Agreement as an independent contractor, and not as an agent or affiliate of MAI. In particular:

         a. nothing contained in this Agreement shall be construed to constitute OCL as a partner, employee or agent of MAI, nor shall either have any authority to bind the other in any respect it being intended that each shall remain an independent contractor responsible for its own actions,

         b. MAI shall exercise no control over the activities and operations of OCL, each being recognized hereunder as an independent contractor,

         c. The relationship between OCL and MAI's customers shall be that of a subcontractor; OCL is not assuming any of the Customer Agreements and shall have no direct obligation to MAI's customers.


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17.      ASSIGNMENT

         Neither party may assign any of its rights, interests or duties under this Agreement without the prior written consent of the other party , which consent shall not be unreasonably withheld. In the event one party seeks consent to an assignment and the other party withholds its consent to that proposed assignment, the party seeking consent may terminate this Agreement upon sixty (60) days notice to the other party.

18.      AUTHORIZED REPRESENTATIVES AND NOTICES

         a. Each party shall at all times designate one representative who shall be authorized to take any and all action and/or grant any approvals required in the course of performance of this Agreement. Such representative shall be fully authorized to act for and bind such party including the approval of amendments to this Agreement. Until written notice to the contrary, the authorized representatives of the parties are as follows:

                  FOR OCL:                      FOR MAI:
                  President                     Vice President, Customer Service
                  Olivetti Canada Limited       MAI Canada Limited
                  2235 Sheppard Ave. E.         691 Denison Street
                  Suite 1200                    Markham, Ontario
                  North York, Ontario

         b. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be delivered in person or sent by overnight commercial courier service with receipt, addressed as set forth below:

                  IN THE CASE OF OCL:               WITH A COPY TO:
                  Vice President                    General Counsel
                  Customer Service                  Legal Department
                  Olivetti Canada Limited           Olivetti North America, Inc.
                  2235 Sheppard Ave. E.             22425 E. Appleway
                  Suite 1200                        Liberty Lake, WA 99019
                  North York, Ontario

                  Notice shall be deemed given when received.

         c. Either party may change the name or address to which notices or other communications are to be sent by giving written notice of such change to the other party.



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19.      EXCUSED NON-PERFORMANCE

         A delay in or failure of performance under this Agreement caused by circumstances beyond the reasonable control of the party affected shall be excused to the extent necessary, provided that the party affected shall make reasonable efforts to remove or circumvent such circumstances. Such excusing circumstances shall include (without limitation): shortages of materials; acts of God; fire; flood; war; embargo; labor trouble; failure or delay by suppliers; riots; and laws, rules, regulations and orders of any governmental authority. If any delay or inability to perform continues for more than sixty (60) days, the non-affected party shall have the right to terminate the affected portion of this Agreement upon seven (7) days Notice to the affected party, or to suspend its obligations under the Agreement until such time as the delay or inability to perform is corrected.

         If any delay or inability to perform on the part of OCL continues for a period greater than the period of excused non-performance permitted in MAI's contract with one of more of its Customers, MAI shall have the right to terminate the affected portion of this Agreement upon twenty-four (24) hours Notice to OCL. MAI agrees to continue to include an excused nonperformance provision substantially similar to the first two sentences of Section 15 of its current Services Agreement form contract (see Appendix F-2) in future services agreements with Customers.


20.      DEFAULT AND TERMINATION

         a. If either party defaults in performance of any material obligation under this Agreement, and such default is not cured within sixty (60) days after receipt of Notice from the non-defaulting party, the non-defaulting party shall have the right to immediately terminate this Agreement by Notice to the defaulting party.

         b. MAI may terminate this Agreement, as it relates to an individual MAI Customer, for default by OCL on less than sixty days notice as follows:

                  (1) If OCL is in default under this Agreement MAI shall escalate that problem within OCL's service organization as necessary in order to have the problem addressed. This escalation shall include, when necessary, bringing the problem to the attention of OCL's vice president of customer service.

                  (2) If, after OCL has been given a reasonable opportunity under the circumstances to resolve the problem, MAI believes that OCL is still in default under this Agreement, MAI will give OCL Notice of the alleged default.



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                  (3)      If OCL has not cured the default within forty-eight
                           (48) hours of its receipt of Notice, MAI may terminate this Agreement as to the MAI Customer to whom the default relates.

         c. Should MAI become more than forty-five (45) days delinquent in its obligation to pay, OCL may suspend its performance hereunder until MAI's account is brought current. If MAI's account remains delinquent for a total period of sixty (60) days, OCL shall have the option to terminate this Agreement immediately by Notice to MAI.

         d. Termination of this Agreement shall not affect any rights existing as of the effective date of termination.

         e. The rights and remedies provided in this Agreement are cumulative and in addition to any other rights or remedies available at law or in equity.

         f. The provisions of Section 16 shall survive termination of this Agreement.


21.      CONFLICT RESOLUTION

         MAI and OCL agree to meet and work together to find acceptable solutions to any disputes between them related to this Agreement. If, after thirty (30) days, they are unable to so resolve the dispute, the dispute will be referred to MAI's President and the President or CEO of OCL, or their designated representatives, who shall meet or talk within fifteen (15) business days after Notice is received to resolve such dispute. Notice of the invocation of this procedure shall be directed to such officers and shall include a reference to this Section 16. If the dispute is not resolved by this meeting, then it shall be resolved by arbitration in accordance with Section 17. If a party fails to meet with the other party upon request, the requesting party may either obtain an order of a court of competent jurisdiction requiring the non-complying party to meet and confer or proceed to arbitration in accordance with Section 17.


22.      ARBITRATION

         All disputes relating to this Agreement shall be submitted to arbitration in accordance with the commercial rules of the Arbitration Act RSO, 1990. The decision of the arbitrators shall be final, binding, and without appeal and may be enforced in any court having jurisdiction over the relevant parties or their assets.


23.  GENERAL

         a. This Agreement shall be governed by the laws of the Province of Ontario.


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         b.       This Agreement together with the attached Schedules,
                  constitutes the complete and final agreement between the parties with respect to the subject matter of this Agreement. This Agreement supersedes all prior discussions, agreements and writings with respect thereto. No agreement purporting to modify, add to, terminate, waive or change any term or condition of this Agreement shall be binding unless it is in writing and signed by authorized representatives of both parties.

         c. The organization of this Agreement and section headings are for convenience only and shall not be used to construe or interpret this Agreement.

         d. No delay or failure of either party in exercising any right hereunder, and no partial or single exercise thereof, shall be deemed to constitute a waiver of such right or any other rights hereunder.

         e. If any provision or term of this Agreement shall be deemed or construed to be invalid, illegal or unenforceable by a court of competent jurisdiction, such determination shall in no way affect the validity, legality, or enforceability of the remaining portions of this Agreement.

         f. Should legal action be required to enforce or interpret any of the provisions of this agreement the prevailing party shall be entitled to all costs incurred in connection with that action, including a reasonable attorney's fee.


"OCL"                                   "MAI"


OLIVETTI CANADA LTD.                    MAI CANADA LTD.


By:                                     By:
   ---------------------------------         -------------------------------

Its:                                    Its:
    --------------------------------         -------------------------------

Dated:                                  Dated:
      ------------------------------          ------------------------------




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                                   SCHEDULE A

                    NEW CUSTOMER AGREEMENTS EQUIPMENT SUPPORT


This Schedule sets out a beginning framework to define the manner in which service will be ordered by MAI and provided by OCL for New Customer Agreements. The parties anticipate that OCL will be submitting bids to MAI with respect to most New Customer Agreements and that the provisions of this schedule may be modified by the specific provisions of a bid provided by OCL. However, in the absence of such changes specified in the OCL bid documents, OCL will be making its bids on the basis of the provisions of this schedule. The parties also anticipate that as they refine their relationship and the manner in which they do business, they may decide to modify the provisions of this schedule and each agrees to negotiate in good faith about any requests for changes made by the other. Any agreed changes resulting from such negotiations will be reflected in an amendment to this Agreement signed by both parties.

1.       PLACING EQUIPMENT UNDER SERVICE

         a. In order to initiate Equipment Support for a particular item of Equipment MAI must prepare and submit a completed OCL Maintenance Service Order ("MSO") to OCL and that MSO must be accepted by OCL. The MSO must include such information about the Equipment as is reasonably requested by OCL, including:

                  (1)      the model, age and configuration of the Equipment,

                  (2)      the Equipment Location,

                  (3)      the name, address, and telephone number of the End
                           User,

                  (4)      the identity of the End User contact person, and

                  (5) any applicable uplifts for Extended Maintenance Service which apply to the Equipment, such as zone uplifts, extended coverage hours uplifts and/or response time uplifts.

         b. Equipment Support will not begin for a particular item of Equipment until OCL has received and accepted an MSO for that item of Equipment. Following acceptance of an MSO, OCL will label the Equipment with an ID tag. This ID number must be used to identify the Equipment in all communications with OCL about the Equipment.

         c. All changes to the information provided to OCL about Equipment under maintenance, such as a change in Equipment location, must be documented by submission of a revised MSO.

         d. An MSO placing Equipment under service shall be valid until discontinued in accordance with paragraph A7. Until OCL receives an MSO discontinuing service the Equipment will be kept under service and OCL will bill MAI for that service. Requests for service received when no valid MSO is in force will be treated as requests for Time & Materials Service.


2.       REQUESTS FOR SERVICE

         a. MAI, or its designated representative, will receive all End User requests for service or repair.

         b. MAI, or its designated representative, will, obtain as much information as reasonably possible about the End User's problem during its communications with the End User.

         c. MAI, or its designated representative, will obtain from the End User the information necessary to determine whether the Equipment is eligible for Maintenance Service and to permit OCL to properly perform Equipment Support. This shall include, without limitation, the model and age of the Equipment and the configuration in which it is installed.

         d. MAI, or its designated representative, will contact OCL and request Equipment Support for the End User's Equipment. This request shall include all pertinent information MAI has about the End User's Equipment and the problem being experienced, at a minimum:

                  (1)      the ID number for the Equipment, and

                  (2) the nature of the problem being experienced by the End User,


3.       MAINTENANCE SERVICE

         a. Maintenance Service means service performed to correct improper functioning of Equipment which occurs from normal use, including making any necessary adjustments and/or replacing defective assemblies or subassemblies.

         b.       Maintenance Service does not include:

                  (1) Service of equipment not specifically identified on the MSO ordering the Maintenance Service, including devices peripheral or connected to Equipment.

                  (2)      Electrical work external to the Equipment.

                  (3) Repair of damage or loss resulting from accident, transportation, neglect, misuse or abuse, operator error, failure of electrical power or air conditioning or humidity control, or use for which Equipment was not designed.

                  (4) Supplies or accessories, painting or refinishing Equipment, furnishing material for Equipment, making specification or field engineering changes, performing services connected with relocation of Equipment, or adding or moving accessories, attachments or other devices.

                  (5) Software programming and software program maintenance.

                  (6) Service which is impractical for OCL to render or required because of any adjustment, repair, maintenance, alteration, attachment, addition, or connection to another machine or device.

                  (7) Service calls required as the result of modification, work or service of the Equipment by non-OCL personnel.

                  (8) Service of Equipment which, because of a safety hazard, exposes OCL personnel to a risk of injury.

                  (9) Service in connection with the installation, discontinuance or removal of Equipment.

                  (10) Installation of engineering changes, feature changes, or safety changes.

         c. Equipment shall be kept in or shall be restored to good working order.

         d. Maintenance Service will be performed in a prompt, courteous, efficient and workmanlike manner.

         e. Unless otherwise specified, Preventive Maintenance will be performed on equipment only during a Maintenance Service call. Preventive Maintenance includes general cleaning and inspection, and any adjustments and/or lubrication as specified by the Equipment manufacturer.


4.       STANDARD MAINTENANCE SERVICE.

         a. After receiving a Request for Service from MAI or its designated representative, OCL will dispatch a properly trained Customer Service Engineer (CSE) to the Equipment Location along with such tools, parts and manuals as the CSE reasonably believes Will be required to repair the Equipment based on the information provided to OCL by MAI. Upon arrival the CSE will- diagnose the problem, if any, and perform the Maintenance Service.

         b. OCL will use all reasonable efforts to arrive at the Equipment Location ready to complete the Maintenance Service within the agreed upon response time for that Equipment.

         c. Maintenance Service will be performed during the agreed upon hours of service(2) and at the location agreed upon for that Equipment.


5.       INSTALLATION SERVICE

         a.       Installation Service shall consist of

                  (1)      Any necessary unpacking of the Equipment;

                  (2)      Connection of Equipment;

                  (3)      Physical inspection of Equipment in place;

                  (4) Functional testing of Equipment according to prescribed procedures for such Equipment;

                  (5)      Resolution of normal installation problems; and

                  (6) notification to MAI and End User of unusual installation problems (e.g., design or engineering problems, transit damage, etc.). These problems must be corrected before OCL will perform Maintenance Service on this Equipment.

         b. Installation Service does not include uncrating or major movement of the Equipment.

         c. OCL will use all reasonable efforts to provide Installation Service in a timely manner, subject to the availability of personnel and equipment, necessary travel time and other factors affecting OCL's ability to provide this service.


----------------------
(2) Normal Service Hours are Monday through Friday, 8:00 a.m. to 5:00 p.m. local time, excluding OCL observed holidays. Service started during Normal Service Hours and completed within 1 hour after Normal Service Hours will be deemed performed within Normal Service Hours.

6.       TIME AND MATERIALS SERVICE

         a. OCL may, at its option and in its discretion, elect to accept requests from MAI for service on a time and materials basis ("Time and Materials Service"). Such Service shall be on a "best efforts" basis consistent with the availability and location of trained personnel and Parts.

         b. OCL will use all reasonable efforts to provide Time & Materials Service in a timely manner, subject to the availability of personnel and equipment, necessary travel time and other factors affecting OCL's ability to provide this service.


7.       DISCONTINUANCE

         MAI may discontinue Maintenance Service for any Equipment by sending OCL a fully completed and properly signed MSO acceptable to OCL identifying the Equipment to be discontinued. Such discontinuance shall become effective thirty (30) days after it is received by OCL. Such discontinuance shall be ineffective if any part of its purpose is to allow the Maintenance Service to be performed by MAI or a third party.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS DOCUMENT AND THE CONFIDENTIAL PORTIONS OF EXHIBIT 10.2 HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                   SCHEDULE B

                       PRICES FOR NEW CUSTOMER AGREEMENTS


This Schedule sets out what will eventually become the standard pricing scheme to be used by the parties when no other pricing arrangements are agreed upon for a specific order. However, both parties recognize that the market for Equipment Support services is very competitive and changes frequently. Accordingly, OCL agrees that upon request by MAI it will re-evaluate the prices and pricing methodology identified in this schedule to respond to competitive pressures or to reflect appropriate volume discounts upon request by MAI. In addition, OCL Will provide bids for major projects in accordance with Section 3 of this Agreement. Any agreed changes resulting from this reevaluation and/or bidding process will be reflected in a document signed by both parties which identifies the Equipment to which such modified prices apply.


1.       STANDARD MAINTENANCE SERVICE

         MAI will pay OCL an Annual Maintenance Charge ("AMC") for each unit of Equipment placed under Maintenance Service as payment for OCL's agreement to provide Standard Maintenance Service for each such unit of Equipment. The AMC for each model of Equipment staff be as identified in any service order accepted by OCL or flat rate pricing schedule subsequently provided to MAI by OCL.


2.       TIME AND MATERIALS/INSTALLATION SERVICE

         a. OCL will bill [**]for each hour of labor incurred during Normal Service Hours and [**] for each hour of labor incurred outside Normal Service Hours by a CSE in performing the service.

         b. Labor charges commence upon dispatch of the CSE to the End User location and include travel to and from the site.

         c. There is a minimum 1 hour charge per call and additional time will be charged in increments of one-quarter (1/4) hour.

         d. OCL will, upon request by MAI, provide flat rate installation prices for items of Equipment identified by MAI.

3.       COMMERCIAL TRAVEL

         a. When Commercial Travel is required to perform Time and Materials and/or Installation Service and has been approved in advance by MAI, MAI will be charged the actual, reasonable cost of such travel. Commercial travel includes, but is not limited to, such items as airfare, ferry and rental vehicles.


4.       LODGING EXPENSES

         a. If OCL determines that it is in the best interests of OCL and MAI to have a CSE remain overnight at or near the Equipment Location in connection with Time and Materials and/or Installation Service and MAI has approved such expenses in advance, MAI will be charged the actual, reasonable lodging and meal expenses incurred.


5.       INVOICING/PAYMENT

         a. OCL will invoice MAI monthly for Equipment for which Contract or Warranty Service has been ordered. These invoices will be issued on approximately the fifteenth (15th) of the month for which the invoice is being issued. For example, OCL will invoice MAI on approximately October 15th for the October Contract Service being provided by OCL.

                  OCL will invoice MAI monthly, in arrears, for all other Equipment Support.

         b. Invoices are due and payable upon receipt and will begin to accrue interest at 1.25% per month from the date of the invoice if not paid in full within 45 days of the date of the invoice.

         c. MAI will pay or reimburse OCL for any and all sales, use and excise taxes, and other fees or charges levied or imposed by any governmental agency or authority on or in connection with or measured by the value of the Services provided by OCL under this Agreement.


6.       AMENDMENT

         a.       This Schedule may be amended by OCL upon Notice to MAI.

         b. The Amended Schedule shall become effective on the Effective Date stated in the Amended Schedule, but no sooner than 30 days after Notice is given to MAI.

         c. Price changes included in any Amended Schedule shall apply only to Equipment Support requested after the Effective Date of the Amended Schedule.

                                   SCHEDULE C

                                   SPARE PARTS


1.       OCL'S OBLIGATIONS

         a. OCL shall, at its expense, establish and maintain an inventory of a sufficient quantity of all the Parts necessary to perform the Equipment Service called for by this Agreement in each Service City open for Equipment Service.

         b. At its option, OCL may elect to maintain an inventory of certain Parts in a centered depot or depots for distribution within OCL as required.

         c. OCL shall keep records of its receipt, disbursement and use of such Parts.

         d. OCL shall take all steps necessary to ensure the availability of sufficient Parts to satisfy its commitments with respect to all Equipment Service to be performed by it under this Agreement.

                                   SCHEDULE D

                                TECHNICAL SUPPORT

1.       TRAINING

         a. Because OCL will be hiring many of MAI's former service engineers, the parties do not anticipate that any initial training of OCL personnel will be required. Should training subsequently be required as a result of adding new Equipment to the Schedules to this Agreement the parties will at that time determine who is required to provide such training. If no agreement is reached on this issue, OCL shall not be required to provide Equipment Support for such newly added Equipment.

         b. MAI will, upon request from OCL and at no charge, provide OCL with such technical consultation and assistance as is appropriate to enable OCL to provide its service representatives with such training as its deems appropriate. This shall include, without limitation, providing OCL with a copy of MAI's educational materials pertaining to the Equipment and permitting OCL to make such use of those materials as it deems appropriate for its internal use in satisfying its commitment to provide Equipment Support under this Agreement.

2.       DOCUMENTATION

         a. As soon as practicable after execution of this Agreement MAI will provide OCL, at no charge, with one complete set of documentation and diagnostics for each model of Equipment.

         b. As soon as practicable after any Equipment is added to the Appendix to Schedule A, MAI will provide OCL, at no charge, with one complete set of documentation and diagnostics for such additional Equipment.

         c. As soon as practicable after updates or changes to the documentation and diagnostics provided to OCL become available, MAI will provide OCL with those updates and changes at no charge.

         d. OCL may copy, modify, and use any or all of the documentation and diagnostics provided to it by MAI as it deems necessary for its internal use, while retaining all MAI trademarks and copyrights.

3.       SECOND LEVEL SUPPORT

         a. MAI will provide OCL with telephone technical support for OCL's service representatives during MAI's normal technical support hours at no charge to OCL.

                                   SCHEDULE E

                                 SERVICE CITIES


         ALBERTA
         Calgary                                          ONTARIO
         Edmonton                                         Hamilton
         Lethbridge                                       London
                                                          Ottawa
         BRITISH COLUMBIA                                 Toronto
         Richmond                                         Waterloo
         Victoria                                         Windsor

         MANITOBA                                         QUEBEC
         Winnipeg                                         Chicoutimi
                                                          Montreal
         NOVA SCOTIA                                      Quebec City
         Halifax                                          Trois Rivieres




1.       AMENDMENT

         a. Service Cities may be deleted at OCL's discretion. OCL will give Notice to MAI of the effective date of the Service City deletion.

         b. OCL will continue Equipment Support in locations previously serviced by the closed Service City from an alternative Service City of OCL's choice, at the rate in effect at the time of closing, for a period of ninety (90) days. At the end of the ninety (90) day period, MAI may continue Equipment Support with OCL with a revised AMC or discontinue Equipment Support with OCL in those cities.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS DOCUMENT AND THE CONFIDENTIAL PORTIONS OF EXHIBIT 10.2 HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                                   SCHEDULE F

                          EXISTING CUSTOMER AGREEMENTS



1.       STATEMENT OF INTENT

         The general intent of the parties is to have OCL perform the service which MAI is currently required to provide to MAI's customers under the Existing Customer Agreements in return for [**] MAI is consigning its current inventory of spare parts to OCL to permit it to perform that service and MAI will be providing technical hardware and software support to OCL as required to assist it in providing this service. Initially, MAI will be handling the incoming call reception for all Existing Customer Agreements, however the parties intend to begin working to transfer this function for certain of the Existing Customer Agreements (the "Legacy Agreements") to OCL as soon as this agreement has been executed. Eventually, MAI may also like to transfer the billing and collection functions for the Legacy Agreements to OCL if it is practical and economical to do so. The remainder of this schedule is intended to define the precise terms and conditions pursuant to which this general intent will be carried out.


2.       IDENTIFICATION OF CUSTOMERS

         Attached as Appendix F-I is a list of those MAI customers for whom MAI will retain the call reception, billing and collection functions throughout the term of this Agreement (the "Open Customers"). All MAI customers with Existing Customer Agreements who are not listed on Appendix F-I are "Legacy Customers" for purposes of this Agreement.


3.       EQUIPMENT SUPPORT

         a. GENERALLY. With the exceptions listed below, OCL will perform MAI's Equipment Support obligations under the Existing Customer Agreements under the same terms and conditions as are required of MAI under those agreements. This shall include Contract Service, Installation Service, and Time and Materials Service to the extent such types of service are covered by the Existing Customer Agreements. Provision of a particular type of service for an Existing MAI Customer which is not covered by the Existing Customer Agreement for that customer shall be considered the provision of service under a New Customer Agreement for purposes of this Agreement.

                  Prior to execution of this Agreement, MAI provided OCL with the form customer agreements and sample customer agreements which are attached as Appendix F-2. MAI represents and warrants to OCL that its Equipment Support obligations under the Existing Customer Agreements are not materially different than those required under these form customer agreements and sample customer agreements.

         b. EXCEPTIONS. MAI shall continue to perform the following Equipment Support Obligations under the Existing Customer
                  Agreements:

                  (1) MAI shall continue to receive incoming trouble calls from its customers. MAI will screen these calls to determine whether the problem is hardware or software related. With respect to calls which MAI determines are hardware related, MAI shall notify OCL's dispatch center and provide it with the information MAI has about the problem so that OCL may dispatch a service technician to the customer site to resolve the problem. Upon resolution of the problem, OCL shall notify MAI of its resolution of the problem and provide it with the information necessary to permit MAI to close the can in its records. The parties agree to work together to link their computer systems so that this entire process may ordinarily be done via computer without the need for telephone or other alternate means of communication.

                           Immediately following execution of this Agreement the parties agree to begin working together to transfer responsibility for incoming trouble calls from Legacy Customers to OCL. OCL will provide Legacy Customers with a to free phone number to use to call OCL with trouble calls to place requests for service. The parties agree to cooperate to make this transition as smooth and as customer friendly as reasonably possible. Upon completion of this process, OCL shall be completely responsible for the call tracking process and shall cease providing MAI with call closure information for the Legacy Customers. At that time, OCL will begin to provide MAI with mutually defined reports summarizing its handling of Legacy Customer calls.

                  (2) MAI shall continue to invoice its customers pursuant to the Existing Customer Agreements and be responsible for the collection of those invoices from its customers. As part of this function, MAI will retain the authority to determine if and when service to a particular customer should be terminated and it win notify OCL of any such termination of service. Until receipt of such notification from MAI, OCL shall continue to provide service to customers as required by that customer's Existing Customer Agreement and shall be entitled to be paid by MAI for such service as provided by this Agreement.

                           Following execution of this Agreement the parties agree to begin working together to determine if it is practical and economical to transfer responsibility for the billing of and collection from Legacy Customers to OCL. Part of this process will be negotiation of the amount MAI will pay OCL to assume these functions if the parties decide to proceed with a transfer of these functions to OCL.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS DOCUMENT AND THE CONFIDENTIAL PORTIONS OF EXHIBIT 10.2 HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

4.       TRANSITION

         The parties agree to work together to make the transfer of the service work for Existing Customers from MAI to OCL as smooth as possible. As part of this transition, MAI will provide OCL with access to its customer service database and work with OCL to transfer the information in that database into OCL's customer service database so that it win be in place and useable by OCL on the Effective Date of this Agreement.


5.       PAYMENT

         a. For OCL's provision of Equipment Support under an Existing Customer Agreement MAI will pay [**] recognized by MAI for financial accounting purposes in connection with the Equipment Support being provided by OCL ("Revenue") less the burdened employee cost and the necessary cost of providing facilities related to the MAI field engineers in British Columbia [**]. The parties recognize that MAI may bill its customers in advance for the Equipment Support being provided by OCL and that it may recognize revenue incrementally as the support is provided. Further, the parties recognize that MAI may establish a reserve for non-payment which reserve shall be consistent with GAAP accounting principles and shall be consistent with MAI's past collection experience of its Existing Customer Agreements.

         b.       MAI will pay OCL the payment required pursuant to subparagraph
                  (a), above, monthly in arrears on or before the fifteenth day of each month. OCL will not invoice MAI for these amounts.

         c. OCL will provide MAI with such information as is necessary for MAI to bill its customers for nonrecurring Equipment Support provided by OCL, such as Installation, Time and Materials, and Warranty Service.

         d. Both parties shall have the right to audit the billing and collection being done by the other related to this Agreement and each shall provide the other with full access to its pertinent financial records for the purpose of such audits. Such access shall be at a reasonable time agreed upon in advance and shall include the right to make copies of material records upon confirmation of materiality by the audited party. All records produced and/or copied by the auditing party are deemed Confidential and protected by the confidentiality provisions of this Agreement. Any variations from previously reported figures disclosed by such audits shall be settled between the parties by payment within thirty (30) days of the discovery of such variation.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS DOCUMENT AND THE CONFIDENTIAL PORTIONS OF EXHIBIT 10.2 HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

6.       REVENUE BASED PAYMENT ADJUSTMENT

         a. ADJUSTMENT. MAI has represented to OCL that, as of the Effective Date, the Existing Customer Agreements are generating [**] The parties agree that if, during the initial term of the Agreement the actual revenue generated by the Existing Customer Agreements (the "Actual Revenue") during a calendar quarter is less than the Target Revenue, OCL's percentage of the revenue from the Existing Customer Agreements shall be increased by [**] that the Actual Revenue is less than the Target Revenue. Any partial calendar quarter will be pro-rated accordingly.

                  For example, if the Actual Revenue during the first full calendar quarter of this Agreement is [**] Revenue percentage will be increased by [**] MAI will at that time pay OCL the difference between the amount MAI has paid OCL on Existing Customer Agreement revenue during that calendar quarter at the [**] and what it would have paid at the [**].

         b. IMPLEMENTATION. These changes in the revenue percentage, if any, will be implemented by reviewing the Actual Revenue at the end of each full calendar quarter during the contract term and adjusting the percentage rate accordingly. This adjustment will be retroactive to the beginning of that calendar quarter and any payments required to effectuate that adjustment for the calendar quarter just ended will be made within ten (10) business days. OCL's percentage of revenue during the following calendar quarter will be based on the adjusted percentage rate, which will then be re-evaluated and adjusted as necessary at the end of the following calendar quarter.

         c. THIRD PARTY CONTRACTS. Revenue from MAI's agreements with the following companies which have been assigned to OCL pursuant to a separate document has not been included in the Target Revenue and shall not be considered for the purposes of this Section of this Agreement:

                  (1)      Aegis Manufacturing Corporation

                  (2)      AGFA Division, Bayer Corporation

                  (3)      Logicsys Technologies, Inc.

                  (4)      Northern Micro

                  (5)      Patriot Computer Corporation

                  (6)      Renaissance Computer Solutions, Inc.

                  (7)      Sidus Systems, Inc.


7.      PARTS

         a. MAI will consign to OCL its current inventory of Parts being used by it to perform Equipment Support pursuant to Existing Customer Agreements (the "Consigned Parts"). MAI represents and warrants to OCL that this inventory of Consigned Parts is adequate in size and mix to properly perform the Equipment Support OCL will be providing for Existing Customers as of the Effective Date of this Agreement.

         b. OCL will be responsible for the physical transfer of the Consigned Parts from MAI to OCL. MAI agrees to cooperate fully with OCL in order to enable the smooth transfer of the Consigned Parts. Within 90 days of the Effective Date, OCL will perform a physical inventory of the Consigned Parts and provide MAI with a written list of the Consigned Parts. OCL will immediately perform a physical inventory of those Consigned Parts, if any, which are not the property of MAI and which have been consigned to it by a third party. This physical inventory of third party owned Consigned Parts will be binding on the parties for purposes of adjusting any shortage of such parts with the third party owner.

         c. OCL will be responsible for maintaining the Consigned Parts in the general condition and quantities as they were received from MAI. OCL shall keep the Consigned Parts in such a manner so that they are separately identifiable from OCL owned Parts. As the Consigned Parts are used by OCL to perform Equipment Support, OCL shall replace them with the exchanged part from the customer equipment, after first making any necessary repairs to the exchanged part. Exchanged parts which are not repairable shall be replaced by OCL. OCL will be subcontracting the actual repair of the Consigned Parts to a third party and MAI hereby consents to that subcontracting.

                  Amounts or types of Parts added to the Consigned Parts by OCL shall be the property of OCL and shall not be delivered to MAI upon termination of this Agreement.

                  Should it become impractical for OCL to obtain replacement parts (either because they are not reasonably available or not reasonably affordable) OCL shall not be required to replace unrepairable portions of the Consigned Inventory and shall be relieved of its obligation to provide Equipment Support to the extent it is prevented from doing so by this inability to obtain replacement parts.

         d. Upon termination of this Agreement, OCL will return the Consigned Parts to MAI in the quantities and condition it received them from MAI, ordinary wear and tear excepted.

         e. OCL agrees that MAI may search all pertinent public records, file financing statements, and take other necessary steps to protect MAI's ownership of the Consigned Parts against claims of creditors and carry out the purposes of this Agreement. OCL agrees to promptly execute and deliver to MAI all financing statements and other documents necessary to permit MAI to carry out such steps and otherwise cooperate with MAI's efforts to protect its ownership of the Consigned Parts.


8.      TOOLS

         a. MAI will loan to OCL its current inventory of tools (including laptop computers and diagnostic software) being used by its field engineer work force or repair center to perform Equipment Support pursuant to Existing Customer Agreements (the "Consigned Tools"). MAI represents and warrants to OCL that this inventory of Consigned Tools is adequate in size and mix to properly perform the Equipment Support OCL will be providing for Existing Customers as of the Effective Date of this Agreement. The Consigned Tools shall remain the property of MAI. OCL win be responsible for maintaining the Consigned Tools in the general condition as they were received from MAI, ordinary wear and tear excepted.

         b. OCL will be responsible for the physical transfer of the Consigned Tools from MAI to OCL. MAI agrees to cooperate fully with OCL in order to enable the smooth transfer of the Consigned Tools. Within 90 days of the Effective Date, OCL will perform a physical inventory of the Consigned Tools and provide MAI with a written list of the Consigned Tools.

         c. OCL shall keep the Consigned Tools in such a manner so that they are separately identifiable from OCL owned tools. Upon termination of this Agreement OCL will return the Consigned Tools to MAI in the condition it received them from MAI, ordinary wear and tear excepted.

         d. OCL agrees that MAI may search all pertinent public records, file financing statements, and take other necessary steps to protect NW's ownership of the Consigned Tools against claims of creditors and carry out the purposes of this Agreement. OCL agrees to promptly execute and deliver to MAI all financing statements and other documents necessary to permit MAI to carry out such steps and otherwise cooperate with MAI's efforts to protect its ownership of the Consigned Tools.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS DOCUMENT AND THE CONFIDENTIAL PORTIONS OF EXHIBIT 10.2 HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

9.       WARRANTY SERVICE

         a. OCL will provide Warranty Service under warranty obligations in place on the Effective Date of this Agreement in accordance with those warranties and will seek reimbursement from the warranty provider in accordance with its usual terms. Where the warranty provider is MAI, MAI will reimburse OCL on a Time and Materials basis at the reduced rates of [**] outside Normal Service Hours.


10.      NEW BUSINESS DEVELOPMENT

         a. EXISTING CUSTOMERS. Except for those Existing Customers with whom OCL or its corporate affiliates has a pre-existing relationship as of the Effective Date of this Agreement OCL shall not solicit or contract with Existing Customers for any products or services without MAI's express written consent. Except as expressly prohibited by this provision, OCL shall not be limited in its ability to conduct it business as if it had not entered into this Agreement with MAI.

                 MAI agrees not to unreasonably withhold or delay its consent to requests from OCL to solicit or contract with Existing Customers for the sale of products or services which are not competitive with a product or service sold by MAI. In granting its consent, MAI shall be entitled to place reasonable restrictions on the manner in which OCL interacts with the Existing Customers, for example by precluding the involvement of the OCL employees who provide Equipment Support for that Existing Customer pursuant to this Agreement. In the event MAI withholds its consent to a request by OCL to solicit or contract with an Existing Customer, OCL shall be entitled to terminate this Agreement upon one hundred eighty (180) days prior written notice to MAI without further liability or obligation to MAI. OCL's failure to exercise this right to terminate on one or more occasions when it has the opportunity to do so shall not be deemed to constitute a waiver of such right or any other rights hereunder

         b. MAI NON-SERVICE CUSTOMERS. There are persons using MAI hardware and software who, as of the Effective Date, do not have an existing agreement with MAI for Equipment Support ("MAI Non-Service Customers"). OCL is free to solicit contracts with MAI Non-Service Customers (except those who MAI is prohibited from soliciting pursuant to its July 21, 1993 agreement with Banwell) for any types of products or services, including contracts for all types of Equipment Support. Contracts for Equipment Support with MAI Non-Service Customers shall be entered into between the customer and MAI, on terms negotiated by OCL, and shall be treated as Existing Customer Agreements for purposes of this Agreement.

[**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS DOCUMENT AND THE CONFIDENTIAL PORTIONS OF EXHIBIT 10.2 HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                 MAI agrees to reimburse OCL for [**] of the sales costs (including the sales commission) it incurs in connection with obtaining a Contract for Equipment Support with an MAI Non-Service Customer.

                                  APPENDIX F-1

                           IDENTIFICATION OF CUSTOMERS


ATTACHED

                                  APPENDIX F-2
                           SAMPLE CUSTOMER AGREEMENTS

ATTACHED

                                                                     Page:

                              DEPOT AGREEMENT
                                  Between                            Branch:
                             MAI CANADA, LTD                         Agreement:
                                    And                              Date:

CUSTOMER:

BILLING ADDRESS:

CITY:                              PROVINCE:                    POSTAL CODE:

--------------------------------------------------------------------------------

1.     TERMS OF AGREEMENT

       This Agreement shall have an initial term of one (1) year from the effective date specified in Schedule one (1) hereof and shall continue in full force thereafter until terminated in the manner hereinafter provided. This Agreement may be terminated during the initial term or at any time thereafter by either party giving three (3) months' prior written notice of termination to the other party. Any item of equipment may be withdrawn from this agreement by either party upon three (3) months' prior written notice to the other party.

2.     PAYMENTS AND CHARGES

       The annual charges provided for in this Agreement commence on the effective date stated in Schedule one (1) hereof and will be invoiced as of the first of the month. Payment of each invoice shall be made in full within thirty
(30) days after the date of the invoice. If this agreement is effective with respect to any item of equipment for less than a full calendar month, the charge for each day for such item shall be computed at the a rate of 1/30th of the monthly rate.

       The annual charges set out in Schedule one (1) hereof are those currently in effect and are subject to charge by MAI giving three (3) months' prior written notice of such change to the Customer. If the annual charges are increased, the Customer may, on the effective date of such increase, terminate this agreement or withdraw from this agreement any item of equipment affected by the increase by giving one (1) months' prior written notice of such termination or withdraw to MAI.

       There shall be added to the charges payable hereunder amounts equal to any sales, use, excise or other taxes or duties, however designated, which are levied or based on such charges or on this agreement on the services rendered or parts supplied pursuant hereto and which are paid or payable by MAI, exclusive, however, of taxes based on net income.

3.     SCOPE OF SERVICE

       The remedial services to be provided under this agreement consist of warranty service and repair and parts service. MAI will not provide preventative maintenance under this agreement. Parts will be furnished on an exchange basis and the replaced parts will become the property of MAI. The remedial services performed at the MAI Repair Depot referred to in Schedule one (1) hereof.

       The Customer will determine when remedial services are required utilizing procedures supplied by MAI, and will ship the equipment or machine part requiring remedial services to the MAI Repair Depot. Upon its return from the MAI Repair Depot, the Customer will install the equipment or machine part in its operational location and check it s performance in the operational location. Machine parts within each type of equipment will be specified by MAI.

       Charges for shipping equipment and machine parts to the MAI Repair Depot will be prepaid by the Customer, and the return shipping charges will be paid by the Customer on a collect basis.

       Except for any loss or damage caused by MAI's negligence, MAI shall have no responsibility for any risk of loss or damage to any equipment or machine parts while in transit or while in the possession of MAI at the MAI Repair Depot.

4.     EXCLUSIONS

       The remedial services to be provided by MAI under this agreement do not include programming services or the repair of damage or replacement of parts or other service required by reason of:

- failure of the Customer to continually provide a suitable installation environment as prescribed by MAI
- failure or inadequacy of electrical power, air conditioning, or humidity control
- neglect, misuse, accident or disaster (including, without limitation, fire, flood, and water) and other causes other than ordinary use
- alterations of equipment or the connection of equipment to a non-MAI machine or device or
- the use of supplies.

The replacement of parts, such as cathode ray tubes is limited to "failure" of such parts and does not include such occurrences as burnt phosphor of the CRT screen.

5.     OTHER SERVICES

       At the Customer's request, services outside the scope of this agreement will be furnished at MAI's applicable time and material rates in effect from time to time.

6.     INSTALLATION AND CONTROL OF ENGINEERING AND SAFETY CHANGES

       MAI will control and install all engineering changes it deems necessary on equipment covered by this agreement unless otherwise requested by the Customer in writing. There will be no charge for such engineering changes.

       MAI will control and install, without charge, all safety changes it deems necessary. If the Customer refused to permit installation of safety change, or removes once already installed, MAI may, if conditions warrant, discontinue providing maintenance service until the hazard has been corrected.

7.     LIMITATION OF LIABILITY

       MAI shall not be in any way liable or responsible for any special, incidental, or consequential losses or damages in any way arising from the provision or the failure to provide any services to the equipment covered by this agreement, or to the operating system or any application software, even if MAI has been advised of the possibility of any such losses or damages, including but not limited to loss of revenue, loss of profits, failure to realize savings on any liability of the customer to another party, and in any event a liability of MAI for losses or damages resulting from any cause whatsoever shall be limited to an amount equal to the total annual charges payable hereunder.

8.     GENERAL

       The Customer represents that it is the owner of the equipment covered by this agreement, or if not the owner, that it has the authority to enter into this agreement.

       Either party may terminate this agreement at any time for failure of the other party to perform any of its obligations or agreements.

       THIS AGREEMENT CONSTITUTES THE ENTIRE CONTRACT BETWEEN MAI AND THE CUSTOMER WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND THERE ARE NO UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, GUARANTEES OR WARRANTIES EXPRESS OR IMPLIED BY STATUTE, USAGE OR TRADE OR OTHERWISE, OTHER THAN AS SET FORTH HEREIN.

       Any notice or other communication to be given hereunder shall be in writing and mailed, if to MAI to the address of the MAI Repair Depot shown in Schedule one (1) hereof, and if to the Customer to the address of the Customer shown in Schedule one (1) hereof, or to such other address as such party shall have therefore designated by notice in writing to the other party. Such notice or communication shall be deemed delivered when sent postage prepaid (air mail if mailed more than 200 miles from the place of delivery), registered mail, return receipt requested.

       This agreement will be governed by the laws of the province in which the equipment covered by this agreement is located.


Signature
         ---------------------------------

                                   SCHEDULE 1

       MAI CANADA LTD                                          PAGE:
       6700 COTE DE LIESSE, SUITE 103
       ST-LAURENT (QC)                                         BRANCH OFFICE:
       H4T 1E3                                                 AGREEMENT:
                                                               ANNIVERSARY DATE:
                                                               DATE:
                                                               CUSTOMER NUMBER:




BILLING ADDRESS                                                  INSTALLATION ADDRESS
---------------------------------------------------------------------------------------------------------------------------
CUSTOMER NAME:                                                   CUSTOMER NAME:



---------------------------------------------------------------------------------------------------------------------------
ADDRESS:                                                         ADDRESS:


--------------------- ------------------ ----------------------- -------------------- --------------------- ---------------
CITY:                 PROVINCE:          POSTAL CODE:            CITY                 PROVINCE:             POSTAL CODE:


--------------------- ------------------ ----------------------- -------------------- --------------------- ---------------
CONTACT:                                 TELEPHONE NO.:          CONTACT                                    TELEPHONE NO.:


---------------------------------------------------------------------------------------------------------------------------


MAI BY ITS ACCEPTANCE HEREOF, AGREES TO PROVIDE ITS REMEDIAL AND PREVENTATIVE MAINTENANCE SERVICES FOR THE EQUIPMENT AND FEATURES LISTED BELOW IN ACCORDANCE WITH THE FOLLOWING TERMS.
PERIOD OF MAINTENANCE AVAILABILITY IS MONDAY TO FRIDAY, 8:30 A.M. TO 5:30 P.M.


MAINTENANCE SERVICE SELECTION:                                                          BILLING PERIOD:
-----------------------------                                                           --------------
ON SITE $                  DEPOT AGREEMENT $         PARTS ONLY AGREEMENT $             ANNUALLY $        OTHER
                                                                                                               -------


--------------------------------------------------------------------------------




   FSM          SERIAL                            MARKET      EFFECTIVE      WNT        SERVICE
  NUMBER        NUMBER         DESCRIPTION         CODE         DATE         DAYS        LEVEL
  ------        ------         -----------         ----         ----         ----        -----








ACCEPTED AND AGREED MAI CANADA, LTD.                                     AGREED:

DATE:                                                                    DATE:
    ----------------------------------------------                           ---------------------------------------------------
BY:                                                                      BY:
    ----------------------------------------------                          ----------------------------------------------------
AUTHORIZED REPRESENTATIVE TITLE:                                         AUTHORIZED REPRESENTATIVE TITLE:
                                ------------------                                                       -----------------------
REPRESENTATIVE NAME:                                                     REPRESENTATIVE NAME:
                    ------------------------------                                           -----------------------------------
                                                                                                       (PLEASE PRINT)

                                                                  Page:   1 OF 2

                              MAINTENANCE AGREEMENT
                                   Between                        Branch:
                             MAI CANADA, LTD                      Agreement:
                                    And                           Date:

CUSTOMER:

BILLING ADDRESS:


CITY:                        PROVINCE:                            POSTAL CODE:

--------------------------------------------------------------------------------




1.     TERMS OF AGREEMENT
       This Agreement shall have an initial term of one (1) year from the effective date specified in Schedule one (1) hereof and shall continue in full force thereafter until terminated in the manner hereinafter provided. This Agreement may be terminated during the initial term or at any time thereafter by either party giving three (3) months' prior written notice of termination to the other party. Any item of equipment may be withdrawn from this agreement by either party upon three (3) months' prior written notice to the other party.


2.     ANNUAL CHARGES
       The annual charges provided for in this agreement commence on the effective date stated in the introduction hereof and will be invoiced as of the first of the month. Payment shall be made in full within (3) days after the date of invoice. If this agreement is effective with respect to any item of equipment for less than a full calendar month, the charge for each day for such item shall be computed at the rate of 1/30th of the monthly rate.

       All charges specified are those currently in effect and are subject to change upon three (3) months' prior written notice. If the charges are increased, the Customer may, on the effective date of such increase, terminate this agreement or withdraw from any service any item of equipment affected by delivering one (1) months' prior written notice, otherwise, the new charges shall become effective upon the date specified in the notice.

       There shall be added to the charges payable hereunder amounts equal to any sales, use, excise or other taxes or duties, however designated, which are levied or based on such charges or on this agreement on the services rendered or parts supplied pursuant hereto and which are paid or payable by MAI, exclusive, however, of taxes based on net income.


3.     SCOPE OF MAI'S MAINTENANCE SERVICE

       MAI agrees to provide maintenance service during the periods selected by the Customer to keep the equipment and features in good working order. This includes:

(a) Scheduled preventative maintenance based upon the specific needs of the individual machines as determined by MAI. Preventative maintenance includes lubrication, necessary adjustments and replacement of unserviceable parts.
(b) Unscheduled, on call remedial maintenance, including replacement of unserviceable parts. Parts will be furnished on an exchange basis and will be new parts or parts equivalent in new performance when used in these machines. Replaced parts become the property of MAI.


4.     EXCLUSIONS
       MAI's maintenance service provided hereunder does not include:

(a) Electrical work external to the machine.
(b) Repair or damage resulting from accident, transportation, neglect or misuse, failure of electrical power, air conditioning or humidity control or causes other than ordinary use.
(c) Furnishing platens, supplies or accessories, painting or refinishing the machines or furnishing materials therefore making specification changes or performing services connected with relocation of machines; or adding or removing accessories, attachments or other devices.
(d) Furnishing of print heads, unless otherwise stated.
(e) Replacement of cathode ray tubes ("CRT's") for phosphur burn.
(f) Such service which is impractical for MAI Customer Engineers to render because of alterations in the machines or their connection by mechanical or electrical means to another machine or device.
(g) Programming or program maintenance.
(h) Network maintenance.

5.     OTHER SERVICES
       At the Customer's request, services outside the scope of this agreement will be furnished at MAI's applicable time and material rates in effect.

6.     ACCESS TO EQUIPMENT
(a) MAI shall have full and free access to the equipment to provide service thereon and the customer shall provide a safe place in which to perform such services. If persons other than MAI Customer Engineers shall repair, modify or perform any maintenance on any equipment covered by this agreement and as a result thereof further maintenance services by MAI is required to restore the machine to good operating condition, such maintenance services will be made at MAI's applicable time and material rates and terms then in effect.
(b) Customer shall be responsible for maintaining a procedure external t the Product hardware for reconstruction of least or altered file, data or programs to the extent deemed necessary by Customer, and for actual reconstruction of any lost or altered files, data or programs.

7.     EQUIPMENT CHANGES

       If, with the consent of MAI, the Customer shall acquire any additional equipment ("Additions"), discontinues the use of any equipment ("Deletions") or replace any equipment with the same or a different type of equipment ("Changes"), MAI shall prepare and send to the Customer its standard form Amendment to this agreement reflecting such Additions, Deletions and/or Changes and stating the description including model and serial number, the effective date and MAI's annual maintenance charge for the equipment involved in any such Additions, Deletions or Changes. Any such Amendment shall not require execution by the Customer and shall be binding on the Customer unless it gives notice of objection in writing to MAI within thirty days after receipt of such Amendment.

       Only the equipment and features described on the Maintenance Agreement and as amended from time to time is covered. Substitutions by the original equipment manufacturer and those authorized by MAI will be included in this agreement without the need for an Amendment.

8.     PERIODS OF MAINTENANCE SERVICE AVAILABILITY
       The annual charges entitles the Customer to workday maintenance service availability during any period of nine (9) consecutive hours between the hours of 8:00 a.m. and 6:00 p.m. daily, as selected by the Customer, Monday through Friday, except legal holidays. The hours of maintenance service availability for a machine on Monday through Friday, except legal holidays, shall be the same on each day.

9.     TRAVEL EXPENSES
       MAI will charge customers located beyond eighty (80) Km. From MAI's designated servicing branch office or service point a Remote Incident Charge per kilometer, measured in air kilometers. If the call necessitates an overnight stay a per diem charge is payable. The Remote Incident Charge and the per diem charge are charged at MAI's applicable rates then in effect.

10.    MAINTENANCE SERVICES OUTSIDE SELECTED PERIODS
       If the Customer requests unscheduled, on call remedial maintenance to be performed at a time which is outside the selected periods of maintenance service availability, the service will be furnished at MAI's standard hourly rates and terms then in effect. Travel time and expenses are billable in connection with such maintenance. There is a minimum charge of one hour including travel time per MAI shift for calls taken within MAI's normal working hours, and two hours including travel time, per MAI shift for calls taken outside of MAI's normal working hours. For the purpose of this agreement, any request for unscheduled, on-call remedial maintenance service received or started during the selected periods of maintenance service availability and completed within one (1) hour after such period will be treated as having been performed within such period and no additional charges will be made therefor.

11.    INSTALLATION AND CONTROL OF ENGINEERING AND SAFETY CHANGES

       MAI will control and install all engineering changes it deems necessary on equipment covered by this agreement unless otherwise requested by the Customer in writing. There will be no charge for such engineering changes.

       MAI will control and install, without charge, all safety changes it deems necessary. If the Customer refused to permit installation of safety change, or removes once already installed, MAI may, if conditions warrant, discontinue providing maintenance service until the hazard has been corrected.

12.    GENERAL
       The Customer represents that it is the owner of the equipment covered by this agreement, or if not the owner, that it has the authority to enter into this agreement.

       Either party may terminate this agreement at any time for failure of the other party to perform any of its obligations or agreements.

       Any notice or other communication to be given hereunder shall be in writing and mailed, if to MAI to the address of the MAI Repair Depot shown in Schedule one (1) hereof, and if to the Customer to the address of the Customer shown in Schedule one (1) hereof, or to such other address as such party shall have therefore designated by notice in writing to the other party. Such notice or communication shall be deemed delivered when sent postage prepaid (air mail if mailed more than 200 miles from the place of delivery), registered mail, return receipt requested.

       MAI shall not be in any way liable or responsible for any special, incidental, or consequential losses or damages in any way arising from the provision or the failure to provide any services to the equipment covered by this agreement, or to the operating system or any application software, even if MAI has been advised of the possibility of any such losses or damages, including but not limited to loss of revenue, loss of profits, failure to realize savings on any liability of the customer to another party, and in any event a liability of MAI for losses or damages resulting from any cause whatsoever shall be limited to an amount equal to the total annual charges payable hereunder.

       THIS AGREEMENT CONSTITUTES THE ENTIRE CONTRACT BETWEEN MAI AND THE CUSTOMER WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND THERE ARE NO UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, GUARANTEES OR WARRANTIES EXPRESS OR IMPLIED BY STATUTE, USAGE OR TRADE OR OTHERWISE, OTHER THAN AS SET FORTH HEREIN. No provision of this agreement shall be deemed, waived, amended, or modified by either party unless such waiver, amendment or modification be in writing signed by the party against whom it is sought to enforce the waiver, amendment or modification, and the terms and conditions hereof shall prevail notwithstanding any variance with the terms and conditions of any order submitted by the Customer for the repair or maintenance of the equipment.

       This agreement will be governed by the laws of the province in which the equipment is to be installed by MAI.


Signature
          ---------------------------------

                                   SCHEDULE 1

       MAI CANADA LTD                                   PAGE:  2 OF 2
       6700 COTE DE LIESSE, SUIT 103
       ST-LAURENT (QC)                                  BRANCH OFFICE:
       H4T 1E3                                          AGREEMENT:
                                                        ANNIVERSARY DATE:
                                                        DATE:
                                                        CUSTOMER NUMBER:


BILLING ADDRESS                                                       INSTALLATION ADDRESS

----------------------------------------------------------------------------------------------------------------------------
CUSTOMER NAME:                                                        CUSTOMER NAME:


----------------------------------------------------------------------------------------------------------------------------
ADDRESS:                                                              ADDRESS:


----------------------------------------------------------------------------------------------------------------------------
CITY:                 PROVINCE:                POSTAL CODE:           CITY                   PROVINCE:        POSTAL CODE:



----------------------------------------------------------------------------------------------------------------------------
CONTACT:                                       TELEPHONE NO.:         CONTACT                                 TELEPHONE NO.:


----------------------------------------------------------------------------------------------------------------------------


MAIL BY ITS ACCEPTANCE HEREOF, AGREES TO PROVIDE ITS REMEDIAL AND PREVENTATIVE MAINTENANCE SERVICES FOR THE EQUIPMENT AND FEATURES LISTED BELOW IN ACCORDANCE WITH THE FOLLOWING TERMS. PERIOD OF MAINTENANCE AVAILABILITY IS MONDAY TO FRIDAY, 8:30 A.M. TO 5:30 P.M.




MAINTENANCE SERVICE SELECTION:                                                          BILLING PERIOD:
-----------------------------                                                           --------------
ON SITE $                        DEPOT AGREEMENT $       PARTS ONLY AGREEMENT $         ANNUALLY $           OTHER______

--------------------------------------------------------------------------------

   FSM          SERIAL                               MARKET      EFFECTIVE       WNT       SERVICE
  NUMBER        NUMBER           DESCRIPTION          CODE         DATE          DAYS       LEVEL
  ------        ------           -----------          ----         ----          ----       -----


*** BILLING WILL COMMENCE AT THE END OF THE WARRANTY PERIOD, WHICH IS
    CALCULATES AS EFFECTIVE DATE + WARRANTY DAYS ***


                              TOTAL MONTHLY CHARGE:


ACCEPTED AND AGREED MAI CANADA, LTD.                      AGREED:

DATE:                                                     DATE:
     -------------------------------------------------         ---------------------------------------------------
BY:                                                       BY:
     -------------------------------------------------         ---------------------------------------------------

AUTHORIZED REPRESENTATIVE TITLE:                          AUTHORIZED REPRESENTATIVE TITLE:
                               -----------------------                                    ------------------------
REPRESENTATIVE NAME:                                      REPRESENTATIVE NAME:
                     ---------------------------------                         -----------------------------------
                                                                                         (PLEASE PRINT)

                                      -40-

                                                                 Page:  1 OF 2

                  PARTS ONLY AGREEMENT
                        Between                                  Branch:
                   MAI CANADA, LTD                               Agreement:
                         And                                     Date:

CUSTOMER:

BILLING ADDRESS:

CITY:                       PROVINCE:                           POSTAL CODE:

--------------------------------------------------------------------------------



I.   SCOPE OF AGREEMENT

     a) Subject tot he terms of this Agreement, by its acceptance hereof, MAI CANADA LTD, ("MAI") agrees to provide the customer specified n Schedule one (1) hereof (the "Customer") with replacement parts for the u nit or units of equipment specified in Schedule one (1) of this Agreement (the "Equipment"). Such parts will be furnished on a replacement basis and will be new parts or parts equivalent to new in performance when used in or on the Equipment. Replaced parts shall become the property of MAI. MAI agrees to provide replacement parts for the Equipment for the charges set out in Schedule one (1) of this Agreement ( the "Annual Charges) and subject to the terms of paragraph 3 hereof.

     b) The Customer acknowledges and agrees that it is a condition of MAI's obligations hereunder that maintenance services in respect of the Equipment will be performed or furnished exclusively by MAI and further agrees that the Equipment will not be worked on by anyone other than an MAI representative or employee. All such maintenance service, excluding the supply of replacement parts provided for above, shall be provided or furnished at MAI's applicable hourly maintenance and repair charge or rate and on terms then and from time to time in effect and only upon request by the Customer.

     c) If the Equipment is serviced or worked on by anyone other than an MAI representative or employee, then in such event MAI's obligations under this Agreement shall, at its option excersiable by notice to the Customer, be immediately terminated.

2.   TERMS OF AGREEMENT

     This Agreement shall have an initial term of one (1) year from the effective date specified on Schedule one (1) hereof, (the "Effective Date"). This Agreement may be terminated by either party giving three (3) months' prior written notice to that effect to the other.

3.   ANNUAL CHARGES

     a) The Annual Charges provided for in this Agreement commence on the Effective Date. Each year during the term of this Agreement, the Customer will be invoiced for one (1) year in advance, as of the Effective Date. Payment in full shall be made within thirty (30) days of the date of such invoice.

     b) If this Agreement is effective for less than a full year, the Annual Charges shall be pro rated by MAI for the period of this Agreement was in effect and the balance, if any of pre-paid Annual Charges shall be refunded to the Customer.

     c) All Annual Charges specified are those currently in effect and are subject to change upon three (3) months' prior written notice by MAI. If the Annual Charges are changed, the new charges shall become effective upon the date specified in such notice.

     d) There shall be added to the Annual Charges due hereunder amounts equal to any taxes, however, designated, levied or based on such charges, this Agreement or the goods or services provided hereunder, including any federal, provincial or municipal taxes or other amounts due or payable by MAI in respect of the foregoing, exclusive however, of taxes based on the net income of MAI.

4.   EXCLUSIONS

     MAI's obligations under this Agreement does not include:

     a) Maintenance service required to keep the Equipment in good working order.

     b)  Replacement of parts made necessary as a result of:
         - accident, neglect or misuse to or of the Equipment,
         - the attachment of equipment, parts or devices not approved by MAI, to the Equipment,
         - any mechanical or electrical alterations to the Equipment not approved by MAI,
         - any other cause other than ordinary use.

     c)  Replacement of cathode ray tubes ("CRT's") for phosphor burn.


5.   ENGINEERING AND SAFETY CHANGES

     MAI will control and install all engineering and safety changes it deems necessary on the parts covered by this Agreement unless otherwise requested by the Customer in writing.

6.   GENERAL

     a) The Customer represents that it is the owner of the Equipment or, if not the owner, that it has the authority to enter into this Agreement.

     b) Either party may terminate this agreement at any time, by notice to that effect to the other, for the failure of the other to comply with any of the terms and conditions hereof.

     c) Any notice or other communication to be given hereunder shall be in writing and mailed, if to MAI to the address of the MAI's branch office shown in Schedule one (1) and, if to the Customer, to the address shown in Schedule one (1), or to such other address as such party shall have therefore designated by notice in writing to the other party. Such notice or communication shall be deemed delivered ten (10) days after having been sent postage prepaid, registered and return receipt requested.

     d) The Customer agrees that MAI shall not be in any way liable or responsible for any special, incidental, or consequential losses or damages in any way arising from the provision or the failure to provide any services to the equipment covered by this Agreement, or to the operating system or any application software, even if MAI has been advised of the possibility of any such losses or damages, including but not limited to loss of revenue, loss of profits, failure to realize savings on any liability of the customer to another party, and in any event a liability of MAI for losses or damages resulting from any cause whatsoever shall be limited to an amount equal to the total annual charges payable hereunder for one (1) year.

     e) THIS AGREEMENT CONSTITUTES THE ENTIRE CONTRACT BETWEEN MAI AND THE CUSTOMER WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND THERE ARE NO UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, GUARANTEES OR WARRANTIES EXPRESS OR IMPLIED BY STATUTE, USAGE OR TRADE OR OTHERWISE, OTHER THAN AS SET FORTH HEREIN. No provision of this Agreement shall be deemed, waived, amended, or modified by either party unless such waiver, amendment or modification be in writing signed by the party against whom it is sought to enforce the waiver, amendment or modification, and the terms and conditions hereof shall prevail notwithstanding any variance with the terms and conditions of any order submitted by the Customer for the repair or maintenance of the Equipment.

     f) This Agreement will be governed by the laws of the Province in which the Equipment is installed.

     g) In this Agreement the masculine shall include the feminine and neuter and the singular shall include the plural and vice versa or as the context otherwise requires.


Signature
         ------------------------------------

                                   SCHEDULE 1

       MAI CANADA LTD                                      PAGE:  2 OF 2
       6700 COTE DE LIESSE, SUITE 103
       ST-LAURENT (QC)                                     BRANCH OFFICE:
       H4T 1E3                                             AGREEMENT:
                                                           ANNIVERSARY DATE:
                                                           DATE:
                                                           CUSTOMER NUMBER:





BILLING ADDRESS                                                  INSTALLATION ADDRESS

---------------------------------------------------------------- -----------------------------------------------------------------
CUSTOMER NAME:                                                   CUSTOMER NAME:


---------------------------------------------------------------- -----------------------------------------------------------------
ADDRESS:                                                         ADDRESS:


--------------------- ------------------ ----------------------- -------------------- --------------------- ----------------------
CITY:                 PROVINCE:          POSTAL CODE:            CITY                 PROVINCE:             POSTAL CODE:


--------------------- ------------------ ----------------------- -------------------- --------------------- ----------------------
CONTACT:                                 TELEPHONE NO.:          CONTACT                                    TELEPHONE NO.:


--------------------- ------------------ ----------------------- -------------------- --------------------- ----------------------


MAIL BY ITS ACCEPTANCE HEREOF, AGREES TO PROVIDE ITS REMEDIAL AND PREVENTATIVE MAINTENANCE SERVICES FOR THE EQUIPMENT AND FEATURES LISTED BELOW IN ACCORDANCE WITH THE FOLLOWING TERMS. PERIOD OF MAINTENANCE AVAILABILITY IS MONDAY TO FRIDAY, 8:30 A.M. TO 5:30 P.M.


MAINTENANCE SERVICE SELECTION:                                                          BILLING PERIOD:
-----------------------------                                                           --------------
ON SITE $                           DEPOT AGREEMENT $         PARTS ONLY AGREEMENT $    ANNUALLY $             OTHER___________

------------------------------------------------------------------------------------------------------------------------------




   FSM          SERIAL                                      MARKET      EFFECTIVE       WNT       SERVICE
  NUMBER        NUMBER              DESCRIPTION              CODE         DATE          DAYS       LEVEL
  ------        ------              -----------              ----         ----          ----       -----




ACCEPTED AND AGREED MAI CANADA, LTD.                                     AGREED:

DATE:                                                                    DATE:
      --------------------------------------------------------                ----------------------------------------------------

BY:                                                                      BY:
   -----------------------------------------------------------              ------------------------------------------------------

AUTHORIZED REPRESENTATIVE TITLE:                                         AUTHORIZED REPRESENTATIVE TITLE:
                                ------------------------------                                            ------------------------

REPRESENTATIVE NAME:                                                     REPRESENTATIVE NAME:
                    ------------------------------------------                               -------------------------------------
                                                                                                       (PLEASE PRINT)

                                   SCHEDULE G


                                TARGET EMPLOYEES


ATTACHED